UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 30, 2021

FORTERRA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37921	37-1830464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 East John Carpenter Freeway, 6th Floor
Irving, TX 75062

(Address of principal executive offices, including ZIP code)
(469) 458-7973

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FRTA	Nasdaq Stock Market LLC

Securities Registered Pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.
As previously disclosed, on February 19, 2021, Forterra, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Quikrete Holdings, Inc., a Delaware corporation (“Parent”), and Jordan Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. The consummation of the Merger is subject to the satisfaction or waiver of certain conditions, including, among others, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).
In connection with the proposed Merger, on February 26, 2021, the Company and Parent each filed a Notification and Report Form under the HSR Act (each, an “HSR Notification”) with the U.S. Department of Justice (the “DOJ”) and the U.S. Federal Trade Commission. As part of the parties’ continuing cooperation with the regulatory review, in consultation with Parent, the Company voluntarily withdrew its HSR Notification and re-filed its HSR Notification on March 31, 2021 (the “Refiled Notification”).

On April 30, 2021, the Company and Parent each received a request for additional information and documentary material (the “Second Request”) from the DOJ in connection with the DOJ’s review of the transactions contemplated by the Merger Agreement. The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after the Company and Parent have substantially complied with the Second Request, unless that period is extended voluntarily by the parties or terminated sooner by the DOJ. Both parties intend to continue to work cooperatively with the DOJ in its review.

Completion of the Merger remains subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Agreement. The parties continue to expect the Merger to close in the fourth quarter of 2021.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K, and the documents referred to herein, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have used the words “approximately,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” and similar terms and phrases to identify forward-looking statements. All of our forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we are expecting, including:
•risks associated with transactions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable anti-trust legislation and other regulatory and third party consents and approvals;
•the failure to consummate or delay in consummating the Merger for other reasons;
•the risk that a condition to closing of the Merger may not be satisfied;
•the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement;
•the outcome of any legal proceedings that may be instituted following announcement of the Merger;
•failure of Parent to obtain the financing required to consummate the Merger;
•failure to retain key management and employees of the Company;
•issues or delays in the successful integration of the Company’s operations with those of Parent, including incurring or experiencing unanticipated costs and/or delays or difficulties;
•unfavorable reaction to the Merger by customers, competitors, suppliers and employees; and

•additional factors discussed in our filings with the SEC.

The forward-looking statements contained in this Current Report on Form 8-K are based on management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors, many of which are beyond our control, as well as the other factors described in Item 1A, “Risk Factors” in the Company’s 2020 10-K filed with the SEC on February 25, 2021. The COVID-19 pandemic may also precipitate or exacerbate these and other unknown risks and uncertainties. Additional factors or events that could cause our actual results to differ may also emerge from time to time, and it is not possible for us to predict all of them. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. Any forward-looking statement made by the Company speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed Merger, on March 24, 2021 the Company filed with the SEC a Schedule 14C Definitive Information Statement (the “Information Statement”) for its stockholders with respect to the approval of the proposed transaction described herein and commenced mailing of the Information Statement to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE INFORMATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE PROPOSED TRANSACTION. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at https://investors.forterrabp.com/.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on May 3, 2021 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forterra, Inc.

/s/ Lori M. Browne
Lori M. Browne
Executive Vice President, General Counsel and Secretary
Date: May 3, 2021